Supplement dated April 28, 2023
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust II
Columbia Large Cap Value Fund	October 1, 2022
Effective immediately, the portfolio manager information under the caption “Fund Management” in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Management	Title	Role with Fund	Managed Fund Since
Hugh Mullin, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2013
Arthur Hurley, CFA	Senior Portfolio Manager	Portfolio Manager	April 2023
The rest of the section remains the same.
Effective immediately, the portfolio manager information under the caption “Primary Service Provider Contracts - Portfolio Managers” in the “More Information About the Fund” section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Management	Title	Role with Fund	Managed Fund Since
Hugh Mullin, CFA	Senior Portfolio Manager	Lead Portfolio Manager	2013
Arthur Hurley, CFA	Senior Portfolio Manager	Portfolio Manager	April 2023
Mr. Mullin joined the Investment Manager in July 2013. Prior to joining the Investment Manager, Mr. Mullin worked for CLSA, Asia Pacific Markets as Director, U.S. Equity Sales. Mr. Mullin began his investment career in 1986 and earned a B.S. from the University of Massachusetts.
Mr. Hurley joined one of the Columbia Management legacy firms or acquired business lines in 2006. Mr. Hurley began his investment career in 1994 and earned a B.A. from the University of Massachusetts.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP138_05_004_(04/23)